SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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PART I-CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Commission File No. 000-53263

Date of Report (Date of earliest event reported): July 8, 2010 (June 2, 2010)

CHINA LITHIUM TECHNOLOGIES, INC.
(Name of Registrant in its Charter)

Nevada	41-1559888
(State or Other Jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

15 West 39th Street Suite 14B, New York, NY 10018
(Address of principal executive offices)

212-391-2688
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 2, 2010 the Registrant filed a Certificate of Amendment to its Articles of Incorporation to (i) change the name of the Registrant from PI Services Inc. to China Lithium Technologies, Inc. and (ii) to effectuate a reverse stock split of its outstanding shares of common stock at a ratio of one (1) for two point two (2.2). As a result of the reverse stock split, the number of shares of the Registrant's common stock issued and outstanding was reduced from 44,351,506 shares to 20,159,775 shares.

Item 9.01.	Financial Statements and Exhibits.

      (d)    Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of Articles of Incorporation as filed with the Secretary of State of the State of Nevada on June 2, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 8, 2010	CHINA LITHIUM TECHNOLOGIES, INC.

By: /s/ Kun Liu
Kun Liu, President